Exhibit 99.1

Zoned Properties Reports Second Quarter 2018 Financial Results

Results Reflect Strategic Shift of Business Model; Generates Positive Cash from Operations; Reduces Operational Expenses by 11%

SCOTTSDALE, Ariz., August 13, 2018 /PRNewswire/ -- Zoned Properties, Inc. (OTCQX: ZDPY), a strategic real estate development firm whose primary mission is to identify, develop and lease sophisticated, safe and sustainable properties in emerging industries, including the licensed medical marijuana industry, today announced its financial results for the three and six-month periods ended June 30, 2018.

The second quarter represented the first earnings cycle under the Company’s new business model, which is designed to better align the Company’s interests with its tenants and clients, positioning Zoned Properties to benefit from the growth of the medical marijuana industry. Accordingly:

•	Zoned Properties has leased the entirety of its licensed medical marijuana facilities located in Arizona at Chino Valley, Green Valley, Tempe and Kingman to its primary tenant and client, Hana Meds, with plans to continue expanding the developments as market demands increase.
•	Lease terms have been extended through the year 2040.
•	Base Rent rates have been modified to be in line with industry averages beginning May 1, 2018.
•	Zoned Properties and Hana Meds have entered into a long-term strategic advisory relationship, under which Zoned Properties will assist Hana Meds in all aspects of building and facility performance, aiming to increase efficiency, sustainability and profitability. Zoned Properties will receive an advisory fee equal to 10% of gross revenues, paid monthly beginning January, 2019.

“During the second quarter of 2018 we began the process of transitioning our growth strategy and revenue mix towards a model that includes not only fixed lease payments, but also variable, percentage-based advisory fees,” commented Bryan McLaren, Chief Executive Officer. “Effective May 1, our lease agreements were restructured in coordination with a set of Confidential Advisory Services Agreements. The new lease agreements include updated lease terms and a new set of base rental rates, adjusted to be more in-line with average commercial and industrial real estate rates. While these adjustments have resulted in a decrease to the Company’s 2018 cash flow due to the lower base rental rates, the upside of our new revenue mix and growth strategy including variable, percentage-based advisory fees could produce significantly higher cash flows than our previous leasing model. Zoned Properties will focus much of its resources on continuing to build the relationship with our primary tenant and client in Arizona, Hana Meds and as a commitment to that relationship, we have leased the entirety of our licensed medical marijuana facilities in Arizona to them with terms extended through the year 2040.”

“Once we begin recognizing the variable, percentage-based advisory fees starting in 2019 and reflected in our financial results for the first quarter of 2019, we expect revenue to likely exceed the revenue under our prior business model,” added Mr. McLaren. “More importantly, we can now grow with our tenants and clients as they grow, positioning Zoned Properties to benefit from the expansion of the licensed marijuana industry. The Arizona Medical Marijuana market has been projected to gross over $500 Million in revenues and Hana Meds is well positioned to capture market share that will translate into revenue for Zoned Properties through our variable, percentage-based advisory fee structure. The robust and repeatable model for property development that we have developed for the medical marijuana space is garnering attention from across the country and in Canada as the push for widespread legalization continues and industry stakeholders look for proven, sustainable solutions.”

“As expected, revenues were lower this quarter than they have been historically as a result of our business transition and the renegotiation of rental payments and advisory fees that became effective on May 1,” added McLaren. “The impact to revenue was partially offset by lower operating expenses as a result of our efforts to continue systemizing a lean administrative process. The results also include a write-off of deferred rent receivable resulting in a one-time non-cash charge of approximately $1.9 million. While it is difficult to estimate the exact revenue to be realized from the upcoming variable, percentage-based advisory fees in 2019, we are confident that this restructuring will best position Zoned Properties to realize greater value for our shareholders moving forward. We expect similar financial results for the remainder of 2018, with minimal impact to cash flow from operations, as our business transition progresses and we position for the recognition of advisory fee revenue beginning in January 2019. Strategically, with a strong balance sheet, no debt tied to any of our properties and minimal corporate-level liabilities, we are now strategically poised to grow as this rapidly expanding industry grows, with highly valued properties positioned in close proximity to advancing markets in California, Nevada and Colorado. I have never been more excited about the opportunities in front of Zoned Properties.”

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Letter to Shareholders

Management today published a shareholder letter, designed to further elaborate on the Company's strategy and recent progress. Interested parties may view this letter here.

Second Quarter 2018 Financial Results

  Revenues were $179,000, compared to $505,000 for the second quarter of 2017, reflecting the company’s transition to a new business model.
  Operating expenses, including a one-time non-cash write-off of $1.9 million related to deferred rent receivables, were $2.2 million, up 510.9% compared to $355,000 for the second quarter of 2017.
‒	Excluding the one-time write-off, operating expenses of $316,000 were 11.1% lower than the second quarter of 2017.
  Net loss, including the aforementioned write-off, was $2.0 million, or ($0.12) per basic and diluted share, compared to net income of $118,000, or $0.01 per basic and diluted share, for the second quarter of 2017.
‒	Excluding the one-time write-off, the net loss was $165,000 or ($0.01) per basic and diluted share.
•	Cash provided by operating activities was $206,000 for the first six months of 2018 compared to cash used by operating activities of $121,000 for the first six months of 2017.
  As of June 30, 2018, the Company had cash of $762,000, compared to $824,000 as of December 31, 2017.

About Zoned Properties, Inc. (ZDPY):

Zoned Properties is a strategic real estate development firm whose primary mission is to identify, develop, and lease sophisticated, safe, and sustainable properties in emerging industries, including the licensed medical marijuana industry. Zoned Properties is an accredited member of the Better Business Bureau, the Forbes Real Estate Council, and the U.S. Green Building Council. The Company focuses on the strategic development of commercial properties that face unique zoning challenges; identifying solutions that could potentially have a major impact on cash flow and property value. Zoned Properties targets commercial properties that can be acquired and re-zoned or permitted for specific purposes. Zoned Properties does not grow, harvest, sell or distribute cannabis or any substances regulated under United States law such as the Controlled Substances Act.

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Use of Non-GAAP Financial Information

The Company measures its performance primarily through growth in revenue and operating profit.  In addition to the consolidated financial statements presented in accordance with GAAP, management uses certain non-GAAP measures to measure its operating performance, including operating expenses, exclusive of a one-time non-cash write-off related to deferred rent receivables.  A definition of the components of operating expenses, exclusive of a one-time non-cash write-off related to deferred rent receivables, and a reconciliation to the most directly comparable GAAP financial measure has been provided.

During the second quarter of 2018, the Company incurred a one-time non-cash write-off of $1.9 million related to deferred rent receivables. Operating expenses, exclusive of this one-time non-cash write-off related to deferred rent receivables, is presented to enhance an understanding of the operating results and is not intended to represent operating expenses or results of operations. The use of operating expenses, exclusive of the one-time non-cash write-off related to deferred rent receivables, provides a clearer understanding of normal, recurring operating results of the Company.

This non-GAAP measure is not in accordance with, and should not be used as an alternative to, measures prepared in accordance with GAAP.  In addition, non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations

Brett Maas
Managing Partner
Hayden IR
Tel (646) 536-7331
brett@haydenir.com

Tables Follow

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ZONED PROPERTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	As of	As of
	June 30,	December 31,
	2018	2017
	(Unaudited)	(Audited)
ASSETS
Cash	$762,109	$824,240
Rental properties, net	7,314,993	7,170,322
Deferred rent receivable - related parties	—	1,708,734
Note receivable - related party	92,160	182,365
Prepaid expenses and other current assets	83,768	127,902
Property and equipment, net	32,231	35,768
Security deposits	600	2,890

Total Assets	$8,285,861	$10,052,221

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Convertible notes payable - related parties	$2,020,000	$2,020,000
Accounts payable	5,062	8,896
Accrued expenses	61,737	48,468
Accrued expenses - related parties	34,200	33,600
Deferred revenues	53,250	28,750
Security deposits payable - related parties	71,800	71,800
Security deposits payable	5,864	5,864

Total Liabilities	2,251,913	2,217,378

Commitments and Contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; 2,000,000 shares issued and
outstanding at June 30, 2018 and December 31, 2017 ($1.00 per share liquidation preference)	2,000	2,000
Common stock: $0.001 par value, 100,000,000 shares authorized; 17,434,052 and 17,345,497 issued
and outstanding at June 30, 2018 and December 31, 2017, respectively	17,434	17,345
Additional paid-in capital	20,725,726	20,630,649
Accumulated deficit	(14,711,212)	(12,815,151)

Total Stockholders' Equity	6,033,948	7,834,843

Total Liabilities and Stockholders' Equity	$8,285,861	$10,052,221

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ZONED PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
REVENUES:
Rental revenues	$12,216	$4,629	$24,403	$54,702
Rental revenues - related parties	166,425	500,312	687,499	990,506

Total revenues	178,641	504,941	711,902	1,045,208

OPERATING EXPENSES:
Compensation and benefits	95,523	119,935	254,982	338,228
Professional fees	85,874	82,143	157,499	120,621
General and administrative expenses	37,661	41,207	77,526	86,581
Depreciation and amortization	63,485	49,505	126,904	108,185
Property operating expenses	11,007	41,086	36,299	62,359
Real estate taxes	22,040	21,206	44,294	45,282
Write-off of deferred rent receivable – related parties	1,853,539	—	1,853,539	—

Total operating expenses	2,169,129	355,082	2,551,043	761,256

(LOSS) INCOME FROM OPERATIONS	(1,990,488)	149,859	(1,839,141)	283,952

OTHER (EXPENSES) INCOME:
Interest expenses	—	(1,944)	—	(42,983)
Interest expenses - related parties	(30,300)	(32,245)	(60,600)	(68,688)
Gain on sale of property and equipment	—	—	—	831,753
Interest income	1,951	2,483	3,680	2,786

Total other (expenses) income, net	(28,349)	(31,706)	(56,920)	722,868

(LOSS) INCOME BEFORE INCOME TAXES	(2,018,837)	118,153	(1,896,061)	1,006,820

PROVISION FOR INCOME TAXES	—	—	—	—

NET (LOSS) INCOME	$(2,018,837)	$118,153	$(1,896,061)	$1,006,820

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(0.12)	$0.01	$(0.11)	$0.05
Diluted	$(0.12)	$0.01	$(0.11)	$0.05

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	17,433,667	17,312,655	17,414,977	17,290,422
Diluted	17,433,667	17,924,989	17,414,977	18,132,734

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ZONED PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended June 30,
	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(1,896,061)	$1,006,820
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization expense	126,904	108,185
Stock-based compensation	79,408	184,925
Stock option expense	15,758	(6,881)
Gain from sale of property and equipment	—	(831,753)
Write-off of deferred rent receivable – related parties	1,853,539	—
Change in operating assets and liabilities:
Deferred rent receivable - related parties	(144,805)	(352,967)
Real estate tax escrow	—	39,487
Note receivable	90,205	(176,647)
Prepaid expenses and other assets	44,134	49,305
Security deposits	2,290	5,268
Accounts payable	(3,834)	(72,542)
Accrued expenses	13,269	(6,491)
Accrued expenses - related parties	600	(52,241)
Deferred revenues	24,500	(500)
Deferred revenues	—	1,841
Security deposits payable - related party	—	1,800
Security deposits payable	—	(18,600)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	205,907	(120,991)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of buildings and improvements	(268,038)	(211,801)
Cash received from sale of property and equipment	—	1,984,188
Acquisition of property and equipment	—	(2,586)

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(268,038)	1,769,801

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible debt - related parties	—	2,020,000
Repayment of convertible note - related party	—	(500,000)
Repayment of convertible note	—	(500,000)
Repayment of mortgage payable	—	(2,100,000)

NET CASH USED IN FINANCING ACTIVITIES	—	(1,080,000)

NET (DECREASE) INCREASE IN CASH	(62,131)	568,810

CASH, beginning of period	824,240	366,024

CASH, end of period	$762,109	$934,834

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$60,000	$164,788

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for accrued settlement payable	$—	$21,875

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